UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4108

                      Oppenheimer Aggressive Growth Fund/VA
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

          Date of reporting period: January 1, 2004 - December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Over the 12-month period ended December 31, 2004, the Fund delivered stronger gains than its benchmark, the S&P 500 Index. Much of the Fund's positive performance was driven by the stock market's broadly based upward trend, which boosted stock prices in economically sensitive sectors such as industrials. Nevertheless, every sector in which the Fund invested produced positive contributions to returns. The Fund's individual stock selections, particularly in the area of technology, helped performance relative to the benchmark.

      Throughout the reporting period, the Fund maintained its focus on high-quality, mid-cap companies that, in our opinion, offered strong potential for sustained, long-term growth. This strategy proved strikingly effective in technology. Although many of the sector's most volatile, cyclically oriented stocks lost ground, the Fund succeeded in investing in several of the sector's best performers, such as software developers Adobe Systems, Inc. and Symantec Corp. and an Internet security and services provider. While some of the Fund's technology holdings, such as a developer of integrated circuits and a manufacturer of circuit boards, did suffer declines, the Fund achieved double-digit gains in technology for the period as a whole, compared to a loss for the benchmark.

      Good individual stock selections bolstered returns in other sectors as well. Among industrials, we succeeded in matching the benchmark's robust gains through investments in freight and logistics companies, such as Expeditors International of Washington, Inc.; commercial services providers; and defense contractors. Among financials, we augmented returns by avoiding many interest rate sensitive stocks, focusing instead on companies that benefited from exposure to capital markets activity, such as an asset administration services provider. Gains in such holdings offset the Fund's relatively light exposure to the financial sector, enabling us to roughly equal the benchmark's substantial gains. Finally, in the consumer discretionary sector, we compensated for company-specific declines in a few holdings such as an electrochromic products manufacturer and a leading toys and comic books company, with strong returns from restaurant and leisure names, such as Starbucks Corp.; media companies, such as Getty Images, Inc.; and specialty retailers, such as a PETsMART, Inc. A gene cloning systems maker, a holding we sold during the period, proved to be a notable detractor from the Fund's performance.

      As of the end of the period, we have found a relatively large number of attractive investments in the technology, health care and consumer discretionary sectors. The Fund holds relatively few financials, reflecting the vulnerability of many such stocks to rising interest rates. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2004. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on October 16, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


            4 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Agressive Growth Fund/va (Non-Service)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Agressive
                         Growth Fund/VA          S & P 500
                         (Non-Service)            Index

 12/31/1994                 10,000                10,000
 03/31/1995                 10,424                10,973
 06/30/1995                 11,269                12,019
 09/30/1995                 12,683                12,973
 12/31/1995                 13,252                13,753
 03/31/1996                 14,368                14,491
 06/30/1996                 15,760                15,141
 09/30/1996                 16,430                15,609
 12/31/1996                 15,932                16,909
 03/31/1997                 14,048                17,363
 06/30/1997                 16,958                20,392
 09/30/1997                 19,273                21,919
 12/31/1997                 17,792                22,548
 03/31/1998                 20,112                25,691
 06/30/1998                 20,888                26,544
 09/30/1998                 16,031                23,910
 12/31/1998                 19,991                28,997
 03/31/1999                 21,931                30,441
 06/30/1999                 24,192                32,583
 09/30/1999                 25,169                30,554
 12/31/1999                 36,705                35,096
 03/31/2000                 46,119                35,900
 06/30/2000                 44,490                34,946
 09/30/2000                 47,229                34,608
 12/31/2000                 32,580                31,902
 03/31/2001                 23,895                28,122
 06/30/2001                 23,785                29,767
 09/30/2001                 20,595                25,399
 12/31/2001                 22,393                28,113
 03/31/2002                 21,237                28,191
 06/30/2002                 18,532                24,416
 09/30/2002                 15,722                20,200
 12/31/2002                 16,170                21,902
 03/31/2003                 15,921                21,212
 06/30/2003                 18,388                24,476
 09/30/2003                 19,401                25,124
 12/31/2003                 20,308                28,181
 03/31/2004                 21,403                28,658
 06/30/2004                 22,355                29,151
 09/30/2004                 21,625                28,606
 12/31/2004                 24,325                31,245

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/04
1-Year 19.78%           5-Year -7.90%           10-Year 9.30%



SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Agressive Growth Fund/va (Service)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Agressive
                         Growth Fund/VA          S & P 500
                           (Service)               Index

 10/16/2000                 10,000                10,000
 12/31/2000                  7,240                 9,257
 03/31/2001                  5,311                 8,161
 06/30/2001                  5,285                 8,638
 09/30/2001                  4,575                 7,370
 12/31/2001                  4,973                 8,158
 03/31/2002                  4,713                 8,181
 06/30/2002                  4,110                 7,085
 09/30/2002                  3,484                 5,862
 12/31/2002                  3,578                 6,356
 03/31/2003                  3,521                 6,156
 06/30/2003                  4,067                 7,103
 09/30/2003                  4,290                 7,291
 12/31/2003                  4,489                 8,178
 03/31/2004                  4,728                 8,316
 06/30/2004                  4,936                 8,459
 09/30/2004                  4,769                 8,301
 12/31/2004                  5,360                 9,067

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/04
1-Year 19.43%        5-Year N/A          Since Inception (10/16/00) -13.77%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


            5 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

                                  BEGINNING    ENDING       EXPENSES
                                  ACCOUNT      ACCOUNT      PAID DURING
                                  VALUE        VALUE        6 MONTHS ENDED
                                  (7/1/04)     (12/31/04)   DECEMBER 31, 2004
-----------------------------------------------------------------------------
Non-Service shares Actual         $ 1,000.00   $ 1,088.10   $ 3.63
-----------------------------------------------------------------------------
Non-Service shares Hypothetical     1,000.00     1,021.67     3.51
-----------------------------------------------------------------------------
Service shares Actual               1,000.00     1,086.10     5.20
-----------------------------------------------------------------------------
Service shares Hypothetical         1,000.00     1,020.16     5.04

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2004 are as follows:

CLASS                EXPENSE RATIOS
-----------------------------------
Non-Service shares       0.69%
-----------------------------------
Service shares           0.99


            6 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--25.9%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.3%
Gentex Corp.                                           435,400   $    16,118,508
--------------------------------------------------------------------------------
AUTOMOBILES--1.0%
Harley-Davidson, Inc.                                  205,200        12,465,900
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--6.0%
Cheesecake Factory, Inc. (The) 1                       384,700        12,491,209
--------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc. 1                      239,000        13,467,650
--------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                     359,800         9,383,584
--------------------------------------------------------------------------------
Shuffle Master, Inc. 1                                 273,700        12,891,270
--------------------------------------------------------------------------------
Starbucks Corp. 1                                      400,400        24,968,944
                                                                 ---------------
                                                                      73,202,657

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%
Harman International Industries, Inc.                   80,400        10,210,800
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--2.4%
Brunswick Corp.                                        602,400        29,818,800
--------------------------------------------------------------------------------
MEDIA--2.3%
Getty Images, Inc. 1                                   408,900        28,152,765
--------------------------------------------------------------------------------
SPECIALTY RETAIL--8.6%
Bed Bath & Beyond, Inc. 1                              497,200        19,803,476
--------------------------------------------------------------------------------
Chico's FAS, Inc. 1                                    453,700        20,656,961
--------------------------------------------------------------------------------
O'Reilly Automotive, Inc. 1                            588,897        26,529,810
--------------------------------------------------------------------------------
PETsMART, Inc.                                         724,400        25,737,932
--------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                               295,200        13,106,880
                                                                 ---------------
                                                                     105,835,059

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--3.5%
Coach, Inc. 1                                          577,900        32,593,560
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp.                                246,500        10,500,900
                                                                 ---------------
                                                                      43,094,460

--------------------------------------------------------------------------------
CONSUMER STAPLES--2.3%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%
Whole Foods Market, Inc.                               296,400        28,261,740
--------------------------------------------------------------------------------
ENERGY--4.8%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%
BJ Services Co.                                        258,200        12,016,628
--------------------------------------------------------------------------------
Smith International, Inc. 1                            322,100        17,525,461
                                                                 ---------------
                                                                      29,542,089

--------------------------------------------------------------------------------
OIL & GAS--2.4%
Apache Corp.                                           379,000        19,166,030
--------------------------------------------------------------------------------
XTO Energy, Inc.                                       314,500        11,127,010
                                                                 ---------------
                                                                      30,293,040


                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--11.4%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.2%
Commerce Bancorp, Inc.                                 426,500   $    27,466,600
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--6.0%
Chicago Mercantile Exchange (The)                       98,800        22,595,560
--------------------------------------------------------------------------------
Investors Financial Services Corp.                     452,600        22,620,948
--------------------------------------------------------------------------------
Legg Mason, Inc.                                       400,000        29,304,000
                                                                 ---------------
                                                                      74,520,508

--------------------------------------------------------------------------------
INSURANCE--3.2%
AMBAC Financial Group, Inc.                            325,700        26,749,741
--------------------------------------------------------------------------------
Brown & Brown, Inc.                                    283,700        12,355,135
                                                                 ---------------
                                                                      39,104,876

--------------------------------------------------------------------------------
HEALTH CARE--17.3%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.1%
Gen-Probe, Inc. 1                                      239,500        10,827,795
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                                766,200        26,809,338
                                                                 ---------------
                                                                      37,637,133

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.7%
Bard (C.R.), Inc.                                      330,400        21,138,992
--------------------------------------------------------------------------------
Cooper Cos., Inc. (The)                                258,000        18,212,220
--------------------------------------------------------------------------------
Stryker Corp.                                          132,900         6,412,425
--------------------------------------------------------------------------------
Thermo Electron Corp. 1                                679,300        20,508,067
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                         388,000        16,777,120
                                                                 ---------------
                                                                      83,048,824

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--7.5%
Coventry Health Care, Inc. 1                           368,450        19,557,326
--------------------------------------------------------------------------------
Health Management Associates,
Inc., Cl. A                                          1,216,800        27,645,696
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                               377,200        16,087,580
--------------------------------------------------------------------------------
Patterson Cos., Inc. 1                                 680,000        29,505,200
                                                                 ---------------
                                                                      92,795,802

--------------------------------------------------------------------------------
INDUSTRIALS--15.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.9%
L-3 Communications Holdings, Inc.                      240,400        17,606,896
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                 452,300        17,838,712
                                                                 ---------------
                                                                      35,445,608

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--2.3%
Expeditors International of
Washington, Inc.                                       509,500        28,470,860
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.6%
Corporate Executive Board Co.                          376,700        25,216,298
--------------------------------------------------------------------------------
Stericycle, Inc. 1                                     418,400        19,225,480
                                                                 ---------------
                                                                      44,441,778


            7 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY--2.5%
Actuant Corp., Cl. A 1                                  37,500   $     1,955,625
--------------------------------------------------------------------------------
Donaldson Co., Inc.                                    582,600        18,981,108
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                    143,400         9,805,692
                                                                 ---------------
                                                                      30,742,425

--------------------------------------------------------------------------------
ROAD & RAIL--1.7%
C.H. Robinson Worldwide, Inc.                          379,500        21,069,840
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--2.3%
Fastenal Co.                                           464,700        28,606,932
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--22.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.0%
Comverse Technology, Inc. 1                          1,000,700        24,467,115
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.7%
CDW Corp.                                              394,000        26,141,900
--------------------------------------------------------------------------------
National Instruments Corp.                             275,800         7,515,550
                                                                 ---------------
                                                                      33,657,450

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.2%
VeriSign, Inc. 1                                       448,600        15,037,072
--------------------------------------------------------------------------------
IT SERVICES--7.2%
Affiliated Computer Services,
Inc., Cl. A 1                                          473,500        28,499,965
--------------------------------------------------------------------------------
Alliance Data Systems Corp. 1                          440,100        20,895,948
--------------------------------------------------------------------------------
Fiserv, Inc. 1                                         745,600        29,965,664
--------------------------------------------------------------------------------
Global Payments, Inc.                                  159,700         9,348,838
                                                                 ---------------
                                                                      88,710,415

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.8%
Zebra Technologies Corp., Cl. A 1                      176,300         9,922,164
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.8%
Linear Technology Corp.                                552,000        21,395,520
--------------------------------------------------------------------------------
SOFTWARE--6.8%
Adobe Systems, Inc.                                    446,000        27,982,040
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                          737,200        19,351,500
--------------------------------------------------------------------------------
Autodesk, Inc.                                          73,200         2,777,940
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                303,800        18,738,384
--------------------------------------------------------------------------------
Kronos, Inc. 1                                         108,100         5,527,153
--------------------------------------------------------------------------------
Symantec Corp. 1                                       376,300         9,693,488
                                                                 ---------------
                                                                      84,070,505
                                                                 ---------------
Total Common Stocks
(Cost $949,375,860)                                                1,227,607,245


                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
--------------------------------------------------------------------------------
Blaze Network Products, Inc.,
8% Cv., Series D 1,2,3                               1,147,862   $           873
--------------------------------------------------------------------------------
BroadBand Office, Inc., Cv.,
Series C 1,2,3                                         211,641                --
--------------------------------------------------------------------------------
Centerpoint Broadband
Technologies, Inc.:
Cv., Series D 1,2,3                                  1,298,701                --
Cv., Series Z 1,2,3                                    262,439                --
--------------------------------------------------------------------------------
MicroPhotonix Integration Corp.,
Cv., Series C 1,2,3                                    633,383                --
--------------------------------------------------------------------------------
Multiplex, Inc., Cv., Series C 1,2,3                 2,330,253           564,154
--------------------------------------------------------------------------------
Questia Media, Inc., Cv., Series B 1,2,3             2,329,735           969,869
                                                                 ---------------
Total Preferred Stocks
(Cost $62,496,986)                                                     1,534,896

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.3%
--------------------------------------------------------------------------------
Undivided interest of 0.23% in joint repurchase
agreement (Principal Amount/Value $1,443,703,000,
with a maturity value of $1,443,962,867) with UBS
Warburg LLC, 2.16%, dated 12/31/04, to be
repurchased at $3,287,592 on 1/3/05, collateralized
by Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071 (Cost $3,287,000)                   $ 3,287,000         3,287,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,015,159,846)                                     99.9%    1,232,429,141
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.1         1,180,695
                                                   -----------------------------
NET ASSETS                                               100.0%  $ 1,233,609,836
                                                   =============================


            8 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $1,534,896, which represents 0.12% of the Fund's net assets, of which $1,534,896 is considered restricted. See Note 5 of Notes to Financial Statements.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2004. The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 2004 amounts to $1,534,896. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                     SHARES          GROSS        GROSS              SHARES
                                                          DECEMBER 31, 2003      ADDITIONS   REDUCTIONS   DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------
Axsun Technologies, Inc., Cv., Series C                           3,170,523             --   (3,170,523)                 --
Blaze Network Products, Inc., 8% Cv., Series D                    1,147,862             --           --           1,147,862
BroadBand Office, Inc., Cv., Series C                               211,641             --           --             211,641
Centerpoint Broadband Technologies, Inc., Cv., Series D           1,298,701             --           --           1,298,701
Centerpoint Broadband Technologies, Inc., Cv., Series Z             262,439             --           --             262,439
fusionOne, Inc., 8% Non-Cum. Cv., Series D                        2,663,972             --   (2,663,972)                 --
MicroPhotonix Integration Corp., Cv., Series C                      633,383             --           --             633,383
Multiplex, Inc., Cv., Series C                                    2,330,253             --           --           2,330,253
Questia Media, Inc., Cv., Series B                                2,329,735             --           --           2,329,735

                                                                                UNREALIZED     DIVIDEND            REALIZED
                                                                              DEPRECIATION       INCOME                LOSS
---------------------------------------------------------------------------------------------------------------------------
Axsun Technologies, Inc., Cv., Series C                                       $         --   $       --   $      35,097,690
Blaze Network Products, Inc., 8% Cv., Series D                                   7,345,444           --                  --
BroadBand Office, Inc., Cv., Series C                                            4,000,015           --                  --
Centerpoint Broadband Technologies, Inc., Cv., Series D                         13,999,997           --                  --
Centerpoint Broadband Technologies, Inc., Cv., Series Z                          6,999,992           --                  --
fusionOne, Inc., 8% Non-Cum. Cv., Series D                                              --           --          13,886,753
MicroPhotonix Integration Corp., Cv., Series C                                   4,000,004           --                  --
Multiplex, Inc., Cv., Series C                                                  16,586,508           --                  --
Questia Media, Inc., Cv., Series B                                               8,030,130           --                  --
                                                                              ---------------------------------------------
                                                                              $ 60,962,090   $       --   $      48,984,443
                                                                              =============================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            9 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $952,662,860)                                $ 1,230,894,245
Affiliated companies (cost $62,496,986)                                         1,534,896
                                                                          ----------------
                                                                            1,232,429,141
------------------------------------------------------------------------------------------
Cash                                                                              300,688
------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                  750,381
Shares of beneficial interest sold                                                576,828
Interest and dividends                                                            191,812
Other                                                                              13,357
                                                                          ----------------
Total assets                                                                1,234,262,207

------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                            521,138
Shareholder communications                                                         55,262
Legal, auditing and other professional fees                                        32,433
Trustees' compensation                                                             19,178
Distribution and service plan fees                                                 13,448
Custodian fees                                                                      5,255
Transfer and shareholder servicing agent fees                                       1,724
Other                                                                               3,933
                                                                          ----------------
Total liabilities                                                                 652,371

------------------------------------------------------------------------------------------
NET ASSETS                                                                $ 1,233,609,836
                                                                          ================

------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                $        28,059
------------------------------------------------------------------------------------------
Additional paid-in capital                                                  1,804,653,955
------------------------------------------------------------------------------------------
Accumulated net investment loss                                                   (13,347)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                 (788,328,126)
------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                    217,269,295
                                                                          ----------------
NET ASSETS                                                                $ 1,233,609,836
                                                                          ================

------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,209,459,305 and 27,506,281 shares of
beneficial interest outstanding)                                          $         43.97
------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $24,150,531 and 553,430 shares of
beneficial interest outstanding)                                          $         43.64

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            10 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $4,622)           $    3,356,689
--------------------------------------------------------------------------------
Interest                                                                113,675
                                                                 ---------------
Total investment income                                               3,470,364

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       7,692,943
--------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                       43,863
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                       10,165
Service shares                                                           10,001
--------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                       77,471
Service shares                                                            1,237
--------------------------------------------------------------------------------
Trustees' compensation                                                   23,623
--------------------------------------------------------------------------------
Custodian fees and expenses                                              23,398
--------------------------------------------------------------------------------
Other                                                                    55,128
                                                                 ---------------
Total expenses                                                        7,937,829
Less reduction to custodian expenses                                     (1,987)
                                                                 ---------------
Net expenses                                                          7,935,842

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (4,465,478)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments:
  Unaffiliated companies                                             48,472,613
  Affiliated companies                                              (48,984,443)
Net increase from payment by affiliate                                   94,429
                                                                 ---------------
Net realized loss                                                      (417,401)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                213,639,469

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  208,756,590
                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            11 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                      2004              2003
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment loss                                               $    (4,465,478)  $    (4,523,545)
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 (417,401)       62,819,476
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                  213,639,469       175,024,712
                                                                  ----------------------------------
Net increase in net assets resulting from operations                  208,756,590       233,320,643

----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                   (109,692,557)      (98,877,573)
Service shares                                                          9,104,838        10,935,179

----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
Total increase                                                        108,168,871       145,378,249
----------------------------------------------------------------------------------------------------
Beginning of period                                                 1,125,440,965       980,062,716
                                                                  ----------------------------------
End of period (including accumulated net investment loss of
$13,347 for the year ended December 31, 2004)                     $ 1,233,609,836   $ 1,125,440,965
                                                                  ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            12 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     36.71     $     29.23     $     40.72     $     70.77     $     82.31
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 (.15) 1         (.15)           (.10)            .23             .53
Net realized and unrealized gain (loss)                      7.41            7.63          (11.16)         (21.38)          (8.59)
                                                      ------------------------------------------------------------------------------
Total from investment operations                             7.26            7.48          (11.26)         (21.15)          (8.06)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           --              --            (.23)           (.54)             --
Distributions from net realized gain                           --              --              --           (8.36)          (3.48)
                                                      ------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders           --              --            (.23)          (8.90)          (3.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     43.97     $     36.71     $     29.23     $     40.72     $     70.77
                                                      ==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          19.78%          25.59%         (27.79)%        (31.27)%        (11.24)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 1,209,459     $ 1,113,743     $   979,919     $ 1,621,550     $ 2,595,101
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 1,124,874     $ 1,041,584     $ 1,240,435     $ 1,898,088     $ 2,978,465
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                                (0.39)%         (0.43)%         (0.29)%          0.47%           0.65%
Total expenses                                               0.69% 4         0.70% 4         0.68% 4         0.68% 4         0.64% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        53%            154%             54%            134%             39%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            13 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                      2004            2003            2002            2001          2000 1
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   36.54     $     29.13     $     40.70     $     70.77     $     97.75
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 (.27) 2           -- 3           .16             .19             .20
Net realized and unrealized gain (loss)                      7.37            7.41          (11.53)         (21.36)         (27.18)
                                                        ---------------------------------------------------------------------------
Total from investment operations                             7.10            7.41          (11.37)         (21.17)         (26.98)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           --              --            (.20)           (.54)             --
Distributions from net realized gain                           --              --              --           (8.36)             --
                                                        ---------------------------------------------------------------------------
Total dividends and/or distributions to shareholders           --              --            (.20)          (8.90)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   43.64     $     36.54     $     29.13     $     40.70     $     70.77
                                                        ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                          19.43%          25.44%         (28.05)%        (31.31)%        (27.60)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $  24,151     $    11,698     $       144     $        54     $         1
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  17,579     $     3,858     $        72     $        31     $         1
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                                (0.68)%         (0.72)%         (0.56)%          0.09%           1.14%
Total expenses                                               0.99%           0.95%           1.55%           0.83%           0.64%
Expenses after payments and waivers and reduction
to custodian expenses                                         N/A 6           N/A 6          0.98%            N/A 6           N/A 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        53%            154%             54%            134%             39%

1. For the period from October 16, 2000 (inception of offering) to December 31, 2000.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            14 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.


            15 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED             ACCUMULATED         OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                    LOSS        FOR FEDERAL INCOME
INCOME                    GAIN    CARRYFORWARD 1,2,3,4              TAX PURPOSES
--------------------------------------------------------------------------------
$--                        $--            $788,249,069              $217,190,229

1. As of December 31, 2004, the Fund had $777,504,238 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        ------------------------
                        2009       $ 547,279,416
                        2010         230,224,822
                        ------------------------
                        Total      $ 777,504,238
                                   =============

2. As of December 31, 2004, the Fund had $10,744,831 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. During the fiscal year ended December 31, 2004, the Fund utilized $9,896,185 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2003, the Fund utilized $32,872,643 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                  INCREASE TO
                               REDUCTION TO   ACCUMULATED NET
          REDUCTION TO ACCUMULATED NET REALIZED LOSS PAID-IN CAPITAL INVESTMENT LOSS ON INVESTMENTS
          ---------------------------------------------------
          $4,357,702             $4,452,131           $94,429

No distributions were paid during the years ended December 31, 2004 and December 31, 2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities   $ 1,015,238,912
                                               ================
              Gross unrealized appreciation    $   283,313,180
              Gross unrealized depreciation        (66,122,951)
                                               ----------------
              Net unrealized appreciation      $   217,190,229
                                               ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other

            16 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED DECEMBER 31, 2004  YEAR ENDED DECEMBER 31, 2003
                               SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                        2,254,599   $   88,253,010     7,581,692   $  249,645,333
Redeemed                   (5,085,553)    (197,945,567)  (10,767,148)    (348,522,906)
                           -----------------------------------------------------------
Net decrease               (2,830,954)  $ (109,692,557)   (3,185,456)  $  (98,877,573)
                           ===========================================================

--------------------------------------------------------------------------------------
SERVICE SHARES
Sold                          312,167   $   12,156,781       328,184   $   11,390,813
Redeemed                      (78,906)      (3,051,943)      (12,954)        (455,634)
                           -----------------------------------------------------------
Net increase                  233,261   $    9,104,838       315,230   $   10,935,179
                           ===========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $598,039,270 and $679,849,231, respectively.


            17 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $19,290 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $94,429, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Information concerning restricted securities is as follows:

                                                            ACQUISITION                   VALUATION AS OF     UNREALIZED
SECURITY                                                          DATES          COST   DECEMBER 31, 2004   DEPRECIATION
------------------------------------------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv., Series D                 10/17/00   $ 7,346,317         $       873   $  7,345,444
BroadBand Office, Inc., Cv., Series C                           8/28/00     4,000,015                  --      4,000,015
Centerpoint Broadband Technologies, Inc., Cv., Series D        10/23/00    13,999,997                  --     13,999,997
Centerpoint Broadband Technologies, Inc., Cv., Series Z         5/26/00     6,999,992                  --      6,999,992
MicroPhotonix Integration Corp., Cv., Series C                   7/6/00     4,000,004                  --      4,000,004
Multiplex, Inc., Cv., Series C                                   2/9/01    17,150,662             564,154     16,586,508
Questia Media, Inc., Cv., Series B                              8/18/00     8,999,999             969,869      8,030,130


            18 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


            19 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER AGGRESSIVE GROWTH FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Aggressive Growth Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Aggressive Growth Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005


            20 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


            21 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE;
FUND, LENGTH OF SERVICE, AGE   NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924.
TRUSTEES                       EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                               REMOVAL.

WILLIAM L. ARMSTRONG,          Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company
Chairman of the Board          (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company
of Trustees (since 2003)       (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following
and Trustee (since 1999)       private companies: Great Frontier Insurance (insurance agency) (since 1995), Ambassador Media
Age: 67                        Corporation and Broadway Ventures (since 1984); a director of the following public companies:
                               Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and
                               UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a Director/Trustee of
                               Campus Crusade for Christ and the Bradley Foundation. Formerly a director of the following:
                               Storage Technology Corporation (a publicly-held computer equipment company) (1991-February
                               2003), and Inter- national Family Entertainment (television channel) (1992-1997), Frontier
                               Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991). Oversees 38
                               portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1993)           equity funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 73                        Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and
                               Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March
                               1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                               (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards
                               Trust Company. Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Formerly Assistant Secretary and a director (December 1991-April 1999) of Centennial Asset
Trustee (since 1999)           Management Corporation; President, Treasurer and a director (June 1989-April 1999) of
Age: 68                        Centennial Capital Corporation; Chief Executive Officer and a director of MultiSource
                               Services, Inc. (March 1996-April 1999). Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the
                               OppenheimerFunds complex.

EDWARD L. CAMERON,             A member of The Life Guard of Mount Vernon, George Washington's home (since June 2000).
Trustee (since 1999)           Formerly Director (March 2001-May 2002) of Genetic ID, Inc. and its subsidiaries (a privately
Age: 66                        held biotech company); a partner (July 1974-June 1999) with PricewaterhouseCoopers LLP (an accounting firm); and Chairman (July 1994-June 1998) of Price Waterhouse LLP Global Investment
                               Management Industry Services Group. Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director (since February 1998) of Rocky Mountain Elk Foundation (a not-for-profit foundation);
Trustee (since 1990)           a director (since 1997) of Putnam Lovell Finance (finance company); a director (since June
Age: 63                        2002) of UNUMProvident (an insurance company). Formerly a director (October 1999-October 2003)
                               of P.R. Pharmaceuticals (a privately held company); Chairman and a director (until October
                               1996) and President and Chief Executive Officer (until October 1995) of the Manager;
                               President, Chief Executive Officer and a director (until October 1995) of Oppenheimer
                               Acquisition Corp., Shareholders Services Inc. and Shareholder Financial Services, Inc.
                               Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado Uplift (a non-profit charity) (since September 1984). Formerly (until
Trustee (since 1996)           October 1994) Mr. Freedman held several positions in subsidiary or affiliated companies of the
Age: 64                        Manager. Oversees 38 portfolios in the OppenheimerFunds complex.


            22 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

BEVERLY L. HAMILTON,           Trustee of Monterey International Studies (an educational organization) (since February 2000);
Trustee (since 2002)           a director of The California Endowment (a philanthropic organization) (since April 2002) and
Age: 58                        of Community Hospital of Monterey Peninsula (educational organization) (since February 2002);
                               a director of America Funds Emerging Markets Growth Fund (since October 1991) (an investment company); an advisor to Credit Suisse First Boston's Sprout venture capital unit. Mrs.
                               Hamilton also is a member of the investment committees of the Rockefeller Foundation and of the University of Michigan. Formerly, Trustee of MassMutual Institutional Funds (open-end investment company) (1996-May 2004); a director of MML Series Investment Fund (April 1989-May
                               2004) and MML Services (April 1987-May 2004) (investment companies); member of the investment committee (2000- 2003) of Hartford Hospital; an advisor (2000-2003) to Unilever (Holland)'s pension fund; and President (February 1991-April 2000) of ARCO Investment Management Company.
                               Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,              Chairman, Chief Executive Officer and Director of Steele Street State Bank (a commercial
Trustee (since 2002)           banking entity) (since August 2003); director of Colorado UpLIFT (a non-profit organization)
Age: 60                        (since 1986); trustee (since 2000) of the Gallagher Family Foundation (non-profit organization). Formerly, Chairman of U.S. Bank-Colorado (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April 1, 1999), a director of: Commercial Assets,
                               Inc. (a REIT) (1993-2000), Jones Knowledge, Inc. (a privately held company) (2001-July 2004)
                               and U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Institutional Funds (since 1996) and MML Series Investment Fund (since
Trustee (since 2000)           1987) (both open-end investment companies) and the Springfield Library and Museum Association
Age: 62                        (since 1995) (museums) and the Community Music School of Springfield (music school) (since
                               1996); Trustee (since 1987), Chairman of the Board (since 2003) and Chairman of the investment committee (since 1994) for the Worcester Polytech Institute (private university); and
                               President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable fund). Formerly, member of the investment committee of the Community Foundation of
                               Western Massachusetts (1998 - 2003); Chairman (January 1999-July 1999) of SIS & Family Bank,
                               F.S.B. (formerly SIS Bank) (commercial bank); and Executive Vice President (January 1999-July
                               1999) of Peoples Heritage Financial Group, Inc. (commercial bank). Oversees 38 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
AND OFFICER                    STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL
                               HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and President (since
President and Trustee          September 2000) of the Manager; President and a director or trustee of other Oppenheimer
(since 2001)                   funds; President and a director (since July 2001) of Oppenheimer Acquisition Corp. (the
Age: 55                        Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds
                               Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                               Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of OppenheimerFunds
                               Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,
                               Inc., Centennial Asset Management Corporation, Trinity Investment Manage- ment Corporation and
                               Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                               Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1,
                               2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive
                               Vice President (since February 1997) of Massachusetts Mutual Life Insurance Company (the
                               Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the
                               Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006). Formerly, Chief Operating Officer (September 2000-June 2001) of
                               the Manager; President and trustee (November 1999-November 2001) of MML Series Investment Fund
                               and MassMutual Institutional Funds (open-end investment companies); a director (September
                               1999- August 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and
                               director (September 1999-August 2000) of MML Bay State Life Insurance Company; a director
                               (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 62 portfolios as Trustee/Director and 21 additional portfolios as Officer in the OppenheimerFunds complex.


            23 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. O'HARE AND ZACK, TWO
                               WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, FOR MESSRS.
                               VANDEHEY AND WIXTED 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN
                               ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

JOHN O'HARE,                   Vice President of the Manager since September 2003; an officer of 2 portfolios in the
Vice President and             OppenheimerFunds complex. Formerly Executive Vice President and Portfolio Manager (June 2000 -
Portfolio Manager              August 2003) and Portfolio Manager and Senior Vice President (August 1997 - June 2000) at
(since 2003)                   Geneva Capital Management, Ltd. (an investment advisor). Mr. O'Hare holds a BBA in Finance and
Age: 46                        Economics from the University of Wisconsin and is a Chartered Financial Analyst.

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer of
Treasurer (since 1999)         HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Age: 45                        Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
                               Holdings, Inc. (since March 1999), of OFI Private Investments, Inc. (since March 2000), of
                               OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), of OFI
                               Institutional Asset Management, Inc. (since November 2000), and of OppenheimerFunds Legacy
                               Program (a Colorado non-profit corporation) (since June 2003); Treasurer and Chief Financial
                               Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                               Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly Assistant
                               Treasurer of Centennial Asset Management Corporation (March 1999-October 2003) and
                               OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer
                               (March 1995-March 1999) at Bankers Trust Company-Mutual Fund Services Division. An officer of
                               83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since February 2002) of the
Vice President and             Manager; General Counsel and a director (since November 2001) of the Distributor; General
Secretary (since 2001)         Counsel (since November 2001) of Centennial Asset Management Corporation; Senior Vice President
Age: 56                        and General Counsel (since November 2001) of HarbourView Asset Management Corporation; Secretary
                               and General Counsel (since November 2001) of Oppenheimer Acquisition Corp.; Assistant
                               Secretary and a director (since October 1997) of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc; Vice President and a director (since November 2001) of Oppenheimer
                               Partnership Holdings, Inc.; a director (since November 2001) of Oppenheimer Real Asset
                               Management, Inc.; Senior Vice President, General Counsel and a director (since November 2001)
                               of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments,
                               Inc. and OFI Trust Company; Vice President (since November 2001) of OppenheimerFunds Legacy
                               Program; Senior Vice President and General Counsel (since November 2001) of OFI Institutional
                               Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia) Limited.
                               Formerly Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                               2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                               Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                               Financial Services, Inc. (November 1989-November 2001); and OppenheimerFunds International
                               Ltd. (October 1997- November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since March 2004) of the Manager; Vice
Vice President and             President (since June 1983) of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Chief Compliance Officer       Corporation and Shareholder Services, Inc. Formerly (until February 2004) Vice President and
(since 2004)                   Director of Internal Audit of OppenheimerFunds, Inc. An officer of 83 portfolios in the
Age: 54                        OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


            24 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $29,000 in fiscal 2004 and $28,000 in fiscal 2003.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $35,859 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: internal control reviews.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $5,548 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $41,407 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

        Not applicable

ITEM 7. NOT APPLICABLE

ITEM 8. NOT APPLICABLE

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The registrant's Board of Trustees has established a Governance Committee, one function of which is to create and oversee the process by which shareholders can submit nominees for positions on the Board. The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year. The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves solo discretion to determine the candidates for trustees and independent trustees to recommend to the Board and/or shareholders and may identify candidates other than those submitted by Shareholders. The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board of Trustees of the registrant, or to an individual Trustee c/o the Secretary of the Fund at 6803 South Tucson Way, Centennial, Colorado 80112 and may submit their correspondence electronically at WWW.OPPENHEIMERFUNDS.COM under the caption "contact us." If your correspondence is intended for a particular Trustee, please indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent Trustees as group, or to an individual Trustee. The Governance Committee will consider if a different process should be recommended to the Board.

ITEM 10. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2004,
            registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)